SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 10 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-1A

                       TEMPLETON INSTITUTIONAL FUNDS, INC.


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                                  EXHIBIT LIST

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EXHIBIT NUMBER                          NAME OF EXHIBIT
     (5)(d) Form of Investment Management Agreement for Emerging Fixed Income Markets Series

     (6)                      Form of Amended and Restated Distribution
                              Agreement

     (8)                      Form of Amended and Restated Custody Agreement

     (9)(a)                   Form of Amended and Restated Transfer Agent
                              Agreement
        (b)                   Form of Amended and Restated Fund Administration
                              Agreement

     (11)                     Consent of Independent Public Accountants

     (27)                     Financial Data Schedule

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